[Sutherland, Asbill & Brennan, L.L.P. letterhead]



                                                                   June 16, 1997


DAVID S. GOLDSTEIN
DIRECT LINE: (202) 383-0606
Internet: dgoldstein@sablaw.com


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      GE Investments Funds, Inc.
                  File No. 2-91369
                  --------------------------------

Commissioners:

     On behalf of GE Investments Funds, Inc. (the "Fund"), we are transmitting for filing pursuant to Rule 497(e) under the Securities Act of 1933 and Item 101(a) of Regulation S-T, an electronic format copy of a supplement dated June 9, 1997 to the Fund's prospectus dated May 1, 1997 in the form in which it will be used.

     If you have any questions, please contact the undersigned at (203) 383-0606 or Kathy Leo at (203) 326-2363.

                                            Sincerely,



                                            David S. Goldstein

Attachment

cc: Stephen E. Roth
    Kathy Leo
    J. Neil McMurdie

                                   SUPPLEMENT

               Dated June 9, 1997 To Prospectus Dated May 1, 1997

                           GE Investments Funds, Inc.


The following is added to the end of the second paragraph on page 3:

     GEIM plans to engage State Street Global Advisors ("SSGA") as investment sub-adviser to provide day-to-day portfolio management of the S&P 500 Index Fund. For more information about SSGA, see page 35.

The following is added to page 35:

     At a special meeting held on June 4, 1997, the Company's board of directors approved an investment sub-advisory agreement between GEIM and SSGA, a division of State Street Bank and Trust Company, pursuant to which SSGA would provide day-to-day management of the S&P 500 Index Fund. The Company's board of directors also called a special meeting of the shareholders of the S&P 500 Index Fund for July 8, 1997, at which such shareholders will be asked to approve or disapprove the sub-advisory agreement. Information about the sub-advisory agreement and the reasons that GEIM requested that the board of directors approve the retention of a sub-adviser for this Fund are contained in proxy solicitation materials that will be available on or about June 20, 1997. Copies may be obtained by calling (203) 326-4040 or writing to GE Investments Funds, Inc., 3003 Summer Street, Stamford, Connecticut, 06905.

     SSGA and State Street are located at Two International Place, Boston, Massachusetts 02110. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $292 billion under management as of December 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Montreal, Luxembourg, Melbourne, Paris, Dubai, Munich and Brussels.

The following is added to page 36:

     If approved by the S&P 500 Fund shareholders, the sub-advisory agreement provides that SSGA would receive from GEIM a maximum fee for its services of
 .05% of the Fund's average daily net assets on an annual basis.

     James B. May leads a team of portfolio managers for the S&P 500 Index Fund. Mr. May has been an investment officer and portfolio manager in the U.S. Structured Products Group of State Street since 1994. From 1991 to 1993, Mr. May served as an Investment Support Analyst in the U.S. Passive Services Group of State Street. Mr. May holds a B.S. in finance from Bentley College and an M.B.A. from Boston College.